UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-22328
SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND, INC.
(Exact name of registrant as specified in charter)

50606 Ameriprise Financial Center, Minneapolis, Minnesota	55474

(Address of principal executive offices)	(Zip code)
Scott R. Plummer — 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: December 31
Date of reporting period: September 30, 2010

Item 1. Schedule of Investments

Portfolio of Investments
Columbia Seligman Premium Technology Growth Fund
(formerly known as Seligman Premium Technology Growth Fund)
Sept. 30, 2010 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in Securities
Common Stocks (100.8%)

Issuer	Shares		Value(a)
Aerospace & Defense (1.9%)
General Dynamics Corp.	86,400		$5,426,784

Biotechnology (0.6%)
Gilead Sciences, Inc.	51,300	(b)	1,826,793

Communications Equipment (8.0%)
Cisco Systems, Inc.	519,500	(b,d)	11,377,050
QUALCOMM, Inc.	252,200		11,379,264

Total			22,756,314

Computers & Peripherals (9.9%)
Apple, Inc.	58,000	(b)	16,457,500
Hewlett-Packard Co.	279,200		11,745,944

Total			28,203,444

Electrical Equipment (0.4%)
Sensata Technologies Holding NV	64,502	(b,c)	1,274,560

Electronic Equipment, Instruments & Components (2.4%)
Agilent Technologies, Inc.	46,400	(b)	1,548,368
Avnet, Inc.	116,300	(b)	3,141,263
Elster Group SE, ADR	46,894	(b,c)	647,137
Jabil Circuit, Inc.	100,800		1,452,528

Total			6,789,296

Health Care Equipment & Supplies (2.0%)
Boston Scientific Corp.	146,900	(b)	900,497
St. Jude Medical, Inc.	123,400	(b)	4,854,556

Total			5,755,053

Internet Software & Services (6.8%)
Google, Inc., Class A	22,100	(b)	11,619,959
IntraLinks Holdings, Inc.	35,754	(b)	604,600
Open Text Corp.	90,500	(b,c)	4,257,120
SciQuest, Inc.	25,565	(b)	308,825
VeriSign, Inc.	80,700	(b)	2,561,418

Total			19,351,922

IT Services (5.9%)
Amdocs Ltd.	477,900	(b,c)	13,696,614
Fidelity National Information Services, Inc.	50,300		1,364,639
Lender Processing Services, Inc.	51,600		1,714,668

Total			16,775,921

Issuer	Shares		Value(a)
Life Sciences Tools & Services (0.5%)
Life Technologies Corp.	16,300	(b)	761,047
Thermo Fisher Scientific, Inc.	14,800	(b)	708,624

Total			1,469,671

Media (0.5%)
Virgin Media, Inc.	58,900		1,355,878

Office Electronics (2.0%)
Xerox Corp.	557,100		5,765,985

Semiconductors & Semiconductor Equipment (14.4%)
Amkor Technology, Inc.	688,888	(b)	4,525,994
Analog Devices, Inc.	214,860		6,742,307
ASML Holding NV	53,000	(c)	1,575,690
KLA-Tencor Corp.	224,100		7,895,043
Marvell Technology Group Ltd.	157,200	(b,c)	2,752,572
National Semiconductor Corp.	234,537		2,995,037
Novellus Systems, Inc.	311,200	(b)	8,271,697
ON Semiconductor Corp.	89,200	(b)	643,132
Teradyne, Inc.	110,600	(b)	1,232,084
Texas Instruments, Inc.	53,400		1,449,276
Verigy Ltd.	366,503	(b,c)	2,979,669

Total			41,062,501

Software (45.0%)
Adobe Systems, Inc.	176,700	(b,d)	4,620,705
Aspen Technology, Inc.	254,196	(b)	2,636,013
BMC Software, Inc.	458,500	(b)	18,560,079
BroadSoft, Inc.	24,160	(b)	209,226
Check Point Software Technologies Ltd.	378,700	(b,c)	13,985,391
ChinaCache International Holdings Ltd., ADR	3,000	(b,c)	41,700
JDA Software Group, Inc.	285,400	(b)	7,237,744
Mentor Graphics Corp.	180,552	(b)	1,908,435
Micro Focus International PLC	75,600	(c)	453,041
Microsoft Corp.	589,000		14,424,610
Nuance Communications, Inc.	605,300	(b)	9,466,892
Oracle Corp.	330,600		8,876,610
Parametric Technology Corp.	545,968	(b)	10,668,215
Symantec Corp.	961,900	(b)	14,592,023
Synopsys, Inc.	865,000	(b)	21,426,049

Total			129,106,733

Wireless Telecommunication Services (0.5%)
China Mobile Ltd.	127,500	(c)	1,305,615

Total Common Stocks (Cost: $280,590,501)			$288,226,470

Money Market Fund (0.4%)

	Shares		Value(a)
Columbia Short-Term Cash Fund, 0.245%	1,271,066	(f)	$1,271,066

Total Money Market Fund (Cost: $1,271,066)			$1,271,066

Total Investments in Securities (Cost: $281,861,567)(e,g)			$289,497,536

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc., and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.
Investments in Derivatives
Open Options Contracts Written at Sept. 30, 2010

		Number of	Exercise	Premium	Expiration
Issuer	Puts/Calls	contracts	price	received	date	Value(a)

Adobe Systems, Inc.	Call	703	$30.00	$60,335	Jan. 2011	$45,344
Adobe Systems, Inc.	Put	879	24.00	97,555	Jan. 2011	98,008
Cisco Systems, Inc.	Call	508	25.00	45,052	Jan. 2011	18,288
Cisco Systems, Inc.	Put	336	20.00	41,222	Jan. 2011	24,528
Cisco Systems, Inc.	Put	656	22.50	92,717	Jan. 2011	112,832
Hewlett-Packard Co.	Put	288	38.00	50,968	Jan. 2011	35,856
NASDAQ 100 Index	Call	90	2,025.00	190,392	Oct. 2010	184,050
NASDAQ 100 Index	Call	310	1,975.00	933,933	Oct. 2010	1,501,950
NASDAQ 100 Index	Call	400	1,950.00	1,545,325	Oct. 2010	2,684,000

Total						$4,704,856

Notes to Portfolio of Investments
ADR — American Depositary Receipt
(a)	Securities are valued by using policies described in Note 2 to the financial statements in the most recent Semiannual Report dated June 30, 2010.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Sept. 30, 2010, the value of foreign securities, excluding short-term securities, represented 15.02% of net assets.

(d)	At Sept. 30, 2010, securities valued at $2,950,865 were held to cover open call options written.

(e)	At Sept. 30, 2010, cash or short-term securities were designated to cover open put and/or call options written.

(f)	Affiliated Money Market Fund — The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use of funds and other institutional clients of Columbia Management. The rate shown is the seven-day current annualized yield at Sept. 30, 2010.

(g)	At Sept. 30, 2010, the cost of securities for federal income tax purposes was approximately $281,862,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$20,728,000
Unrealized depreciation	(13,092,000)

Net unrealized appreciation	$7,636,000

Fair Value Measurements
Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (to include NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements — Valuation of securities in the most recent Semiannual Report dated June 30, 2010.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The following table is a summary of the inputs used to value the Fund’s investments as of Sept. 30, 2010:

	Fair value at Sept. 30, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets(b)	inputs	inputs	Total

Equity Securities
Common Stocks	$288,226,470	$—	$—	$288,226,470

Total Equity Securities	288,226,470	—	—	288,226,470

Other
Affiliated Money Market Fund(c)	1,271,066	—	—	1,271,066

Total Other	1,271,066	—	—	1,271,066

Investments in Securities	289,497,536	—	—	289,497,536
Derivatives
Liabilities
Options Contracts Written	(4,704,856)	—	—	(4,704,856)

Total	$284,792,680	$—	$—	$284,792,680

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	Includes certain securities trading outside the U.S. whose values were adjusted at Dec. 31, 2009 as a result of significant market movements following the close of local trading, and were classified as Level 2. These values were not adjusted as of Sept. 30, 2010. Therefore, these investment securities were classified as Level 1 instead of Level 2 at Sept. 30, 2010. The amount of securities transferred out of Level 2 into Level 1 during the period was $553,165. Transfers between Levels 1 and 2 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Sept. 30, 2010.

Item 2. Control and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-Q is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.
(b) There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant)           Seligman Premium Technology Growth Fund, Inc.

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date	November 19, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton
J. Kevin Connaughton
President and Principal Executive Officer

Date	November 19, 2010

By	/s/ Jeffrey P. Fox
Jeffrey P. Fox
Treasurer and Principal Financial Officer

Date	November 19, 2010